Filed pursuant to Rule 497(e)
Registration No. 033-48907

BMO FUNDS, INC.

BMO Small-Cap Growth Fund

Supplement dated September 5, 2013 to the Prospectus dated December 28, 2012,

as supplemented April 9, 2013, May 10, 2013, June 14, 2013, July 24, 2013, and August 21, 2013

BMO Small-Cap Growth Fund

Due to capacity constraints and related investment considerations, the Board of Directors of BMO Funds, Inc. has approved the recommendation from BMO Asset Management Corp. (the “Adviser”) to limit new investors in the BMO Small-Cap Growth Fund (the “Fund”). Assets under management in the Adviser’s small-cap growth strategy are approaching approximately $1.5 billion. Accordingly, effective November 1, 2013 (the “Closing Date”), the Fund will close to new investors except as described below.

•	Shareholders of the Fund, as a record or beneficial owner, as of the Closing Date may continue to purchase additional Fund shares, including through reinvestment of dividends and capital gains distributions and exchanges.

•	Investors approved by the Fund prior to the Closing Date, including financial advisors and retirement plans that have approved the inclusion of the Fund as an investment option for their existing and new clients or participants prior to the Closing Date, may purchase Fund shares following the Closing Date.

•	Wrap fee programs that purchase shares of the Fund on or before the Closing Date may purchase Fund shares following the Closing Date on behalf of existing and new clients.

•	Investment advisors, banks, and trust companies that have an investment allocation to the Fund for a fee-based, wrap, advisory, or other account as of the Closing Date may purchase Fund shares following the Closing Date on behalf of existing and new clients.

•	Fund-of-funds may purchase Fund shares following the Closing Date.

•	Directors of BMO Funds, Inc., employees of the Adviser and its affiliates, and their immediate household family members may purchase Fund shares following the Closing Date.

•	Customers of certain other financial intermediaries as approved by the Adviser may purchase Fund shares following the Closing Date.

The Adviser may, for any reason, make additional exceptions, limit, reject or otherwise modify any exception, and reopen the Fund to new or existing shareholders at any time.

This supplement should be retained with your Prospectus for future reference.